Exhibit 32.2


                              CERTIFICATION OF THE

              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

                             PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2005 of KeySpan Corporation (the "Corporation"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald Luterman, Executive Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:       April 29, 2005


                                                     /s/ Gerald Luterman
                                                       Gerald Luterman
                                                    Executive Vice President
                                                    and Chief Financial Officer